SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

CURIOSITYSTREAM INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-39139	84-1797523
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8484 Georgia Ave., Suite 700

Silver Spring, Maryland

(Address of principal executive offices)

20910

(Zip code)

(301) 755-2050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	CURI	NASDAQ
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	CURIW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

The information included or incorporated into Item 8.01 below with respect to the results of operations or financial condition of CuriosityStream Inc., a Delaware corporation (the “Company”), as of and for the period ended December 31, 2020, is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 2.02 of this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events.

On February 1, 2021, the Company issued a press release that it intends to offer, subject to market conditions and other factors, 6,500,000 shares of its common stock, including up to an additional 975,000 shares subject to the underwriters’ option to purchase additional shares, in an underwritten public offering (the “Offering”). The Offering is being made pursuant to a registration statement on Form S-1 (No. 333-252617) (including the accompanying prospectus, the “Form S-1”) filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Form S-1 includes disclosure of certain business information, preliminary estimated financial information, risk factors, related party transactions and executive compensation matters with respect to the Company (the “Information”). The Information is included in Exhibit 99.2 hereto and is incorporated herein by reference.

All statements, except for statements of historical fact, made or incorporated by reference in this Current Report on Form 8-K regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the Offering and preliminary estimated financial results, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.

The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Form S-1 and in the Company’s other filings with the Commission, including its Forms 10-K, 10-Q and 8-K and any amendments thereto, which can be obtained free of charge on the Commission’s website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated February 1, 2021
99.2	Form S-1 Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
(Registrant)

/s/ Tia Cudahy
Tia Cudahy
Chief Operating Officer and General Counsel

February 1, 2021

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